                                                           Exhibit No. EX-99.a.1

                              AMENDED AND RESTATED

                       AGREEMENT AND DECLARATION OF TRUST

                                       of

                                    MGI FUNDS

                           a Delaware Statutory Trust

                          (Formed as of March 11, 2005)

                    (Amended and Restated as of May 16, 2005)

                                TABLE OF CONTENTS

     SECTION 3.      POWERS; OTHER BUSINESS INTERESTS; QUORUM; AND

     SECTION 3.      SHAREHOLDER ACTION BY WRITTEN CONSENT WITHOUT A

     SECTION 1.      DETERMINATION OF NET ASSET VALUE, NET INCOME

     SECTION 2.      MERGER OR CONSOLIDATION; CONVERSION; REORGANIZATION;

                              AMENDED AND RESTATED

                       AGREEMENT AND DECLARATION OF TRUST

                                       OF

                                    MGI FUNDS

     AMENDED AND RESTATED  AGREEMENT  AND  DECLARATION  OF TRUST made as of this
16th day of May, 2005, by the Trustees  hereunder,  and by the holders of Shares to be issued by the Trust hereunder as hereinafter provided.

                                   WITNESSETH:

     WHEREAS  this Trust is being formed to carry on the business of an open-end management  investment company as defined in the Investment Company Act of 1940;
and

     WHEREAS this Trust is authorized to issue its Shares in separate Series, to divide  Shares of any Series into two or more  classes,  and to issue classes of any Series, all in accordance with the provisions hereinafter set forth; and

     WHEREAS the Trustees  have agreed to manage all property  coming into their hands  as  trustees  of a  Delaware  statutory  trust  in  accordance  with  the provisions  of the Delaware  Statutory  Trust Act, as amended from time to time, and the provisions hereinafter set forth;

     NOW,  THEREFORE,  the Trustees hereby declare that they will hold all cash, securities  and other  assets  that they may from  time to time  acquire  in any manner as  Trustees  hereunder  IN TRUST and will manage and dispose of the same upon the following  terms and  conditions  for the benefit of the holders,  from time to time, of Shares created hereunder as hereinafter set forth.

                                   ARTICLE I.

                  NAME; OFFICES; REGISTERED AGENT; DEFINITIONS

     Section 1. Name. This Trust shall be known as "MGI Funds," and the Board of
Trustees  shall  conduct the  business of the Trust under that name,  which name
(and the word "Trust" wherever hereinafter used) shall not refer to the Trustees in their individual capacities or to the officers,  agents, employees or holders of Shares.

     Section  2.  Offices  of the  Trust.  The Board  may at any time  establish offices of the Trust at any place(s) where the Trust intends to do business.

     Section  3.  Registered  Agent  and  Registered  Office.  The  name  of the registered  agent of the Trust and the address of the  registered  office of the
Trust are as set forth in the Trust's Certificate of Trust.

     Section 4. Definitions.  Whenever used herein, unless otherwise required by the context or specifically provided:

          (a) "1940 Act" shall mean the  Investment  Company Act of 1940 and the rules and  regulations  thereunder,  all as adopted or amended from time to time.

          (b) "Affiliate" shall have the same meaning as "affiliated person," as such  term is  defined  in the 1940  Act  when  used  with  reference  to a specified Person, as defined below.

          (c) "Board of Trustees"  shall mean the  governing  body of the Trust, which is  comprised  of the number of Trustees of the Trust fixed from time to time  pursuant  to Article  IV hereof,  having the powers and duties set forth herein.

          (d) "By-Laws"  shall mean By-Laws of the Trust, as amended or restated
     from time to time in accordance with Article VIII therein. Such By-Laws may contain  any  provision  not  inconsistent  with  applicable  law  or  this
     Declaration of Trust, relating to the governance of the Trust.

          (e)  "Certificate of Trust" shall mean the certificate of trust of the
     Trust to be filed with the office of the Secretary of State of the State of
     Delaware as required under the DSTA, to form the Trust, as such certificate shall be amended or restated from time to time and filed with such office.

          (f)  "Class"  shall  mean  each  class of  shares of the Trust or of a
     Series of the Trust established and designated under and in accordance with the provisions of Article III hereof.

          (g) "Code" shall mean the Internal  Revenue Code of 1986 and the rules and regulations thereunder, all as adopted or amended from time to time.

          (h)  "Commission"  shall have the meaning  given that term in the 1940
     Act.

          (i)  "Declaration  of Trust" shall mean this Agreement and Declaration of Trust,  as amended or restated from time to time.  This  Declaration  of
     Trust, together with the By-Laws, shall constitute the governing instrument of the Trust under the DSTA.

          (j)  "DSTA"  shall  mean the  Delaware  Statutory  Trust  Act (12 Del.
     C.ss.3801, et seq.), as amended from time to time.

          (k) "General  Liabilities"  shall have the meaning given it in Article
     III, Section 6(b) of this Declaration of Trust.

          (l) "Interested  Person" shall have the meaning given that term in the
     1940 Act.

          (m) "Investment  Adviser" or "Adviser" shall mean a Person, as defined below, furnishing services to the Trust pursuant to any investment advisory or investment  management  contract  described in Article IV,  Section 7(a)
     hereof.

          (n) "National Financial Emergency" shall mean the whole or any part of any  period  during:  (i)  which an  emergency  exists as a result of which disposal by the Trust of  securities  or other assets owned by the Trust is not reasonably practicable; (ii) which it is not reasonably practicable for the Trust fairly to determine  the net asset value of its assets;  or (iii)
     such other period as the  Commission may by order permit for the protection of investors.

          (o)  "Person"  shall  mean  a  natural  person,  partnership,  limited
     partnership,   limited  liability  company,  trust,  estate,   association,
     corporation,  organization,  custodian,  nominee or any other individual or entity in its own or any  representative  capacity,  in each case,  whether domestic  or  foreign,  and a  statutory  trust or a foreign  statutory  or business trust.

          (p) "Principal  Underwriter" shall have the meaning given that term in the 1940 Act.

          (q) "Registration  Statement" as of any particular time shall mean the
     Registration  Statement  of the Trust that is  effective at such time under the 1940 Act.

          (r)  "Series"  shall  mean  each  Series  of  Shares  established  and designated  under and in  accordance  with the  provisions  of Article  III hereof and shall mean an entity such as that described in the 1940 Act.

          (s) "Shareholder"  shall mean a record owner of Shares pursuant to the
     By-Laws.

          (t) "Shares" shall mean the outstanding shares of beneficial  interest into which the beneficial interest in the Trust shall be divided, from time to time, and shall include fractional and whole Shares.

          (u) "Trust" shall mean the Delaware statutory trust formed pursuant to this  Declaration of Trust and the filing of the  Certificate of Trust with the office of the Secretary of State of the State of Delaware.

          (v) "Trust  Property" shall mean as of any particular time any and all property, real or personal,  tangible or intangible,  which at such time is owned or held by or for the  account  of the  Trust,  or one or more of any
     Series  and  Class  thereof,  including,  without  limitation,  the  rights referenced in Article X, Section 5 hereof.

          (w)  "Trustee"  or  "Trustees"  shall mean each  Person who signs this
     Declaration of Trust as a trustee,  and all other Persons who, from time to time, may be duly elected or appointed,  qualified and serving on the Board of Trustees in accordance  with the provisions  hereof and the By-Laws,  so long as such  signatory or other Person  continues in office in  accordance with the terms hereof and the By-Laws. Reference herein to a Trustee or the
     Trustees shall refer to such Person or Persons in such Person's or Persons'
     capacity(ies) as a trustee or trustees hereunder and under the By-Laws.

          (x) "Vote of a majority of the outstanding  voting  securities"  shall have the meaning provided under Subsection  2(a)(42) of the 1940 Act or any successor  provision  thereof,  which  Subsection,  as of the date  hereof, provides as follows:  the vote,  at a meeting of the  Shareholders,  (i) of sixty  seven  percent  (67%) or more of the  voting  securities  present in person or represented by proxy at such meeting, if the holders of more than fifty percent (50%) of the outstanding  voting  securities of the Trust are present or represented  by proxy;  or (ii) of more than fifty percent (50%)
     of the outstanding  voting securities of the Trust,  whichever is the less;
     provided that, if any matter affects only the interests of some but not all
     Series or Classes  and only the  Shareholders  of such  affected  Series or
     Classes  shall be entitled  to vote on the  matter,  as provided in Article
     III,  Section 6(d) hereof,  then for purposes of the  foregoing  vote,  the foregoing  respective  percentages  shall  be  percentages  of  the  voting securities of such Series or Classes  rather than the voting  securities of the Trust.

                                  ARTICLE II.

                                PURPOSE OF TRUST

     The purpose of the Trust is to conduct,  operate and carry on the  business of an  open-end  management  investment  company  registered  under the 1940 Act directly, or if one or more Series is established hereunder, through one or more
Series,  investing primarily in securities.  In furtherance of the foregoing, it shall  be the  purpose  of  the  Trust  to do  everything  necessary,  suitable, convenient or proper for the conduct, promotion and attainment of any businesses and  purposes  that at any time may be  incidental  or may appear  conducive  or expedient  for the  accomplishment  of the  business of an  open-end  management investment  company registered under the 1940 Act and which may be engaged in or carried on by a statutory trust formed under the DSTA. In connection  therewith, the Trust shall have and may exercise all of the powers,  rights and  privileges granted to, or conferred  by the laws of the State of Delaware  upon, a Delaware statutory  trust  formed  under the DSTA,  including,  without  limitation,  the following powers:

     (a) To hold, invest and reinvest its funds, and in connection therewith, to make any changes in the  investment of the assets of the Trust,  to hold part or all of its funds in cash, to hold cash uninvested,  and to subscribe for, invest in, reinvest in, purchase or otherwise acquire, own, hold, pledge, sell, assign, mortgage,  transfer,  exchange,  distribute, write options on, lend or otherwise deal in or dispose of contracts for the future  acquisition or delivery of fixed income or other securities, and securities or property of every nature and kind, including,  without limitation, all types of bonds, debentures,  stocks, shares, units of beneficial  interest,  preferred  stocks,  negotiable or non-negotiable instruments,  obligations,  evidences of indebtedness, money market instruments, certificates of deposit or indebtedness,  bills,  notes,  mortgages,  commercial paper,  repurchase or reverse  repurchase  agreements,  finance paper,  bankers'
acceptances,  and  any  options,   certificates,   receipts,  warrants,  futures
contracts  or other  instruments  representing  rights to  receive,  purchase or subscribe  for the same,  or  evidencing  or  representing  any other  rights or interests  therein or in any  property or assets,  and other  securities  of any kind, as the foregoing are issued, created,  guaranteed, or sponsored by any and all Persons, including, without limitation, states, territories, and possessions of the United States and the District of Columbia and any political subdivision, agency,  or  instrumentality  thereof,  any foreign  government or any political
subdivision  of  the  U.S.  Government  or  any  foreign   government,   or  any
international instrumentality,  or by any bank or savings institution, or by any corporation or organization  organized under the laws of the United States or of
any  state,   territory,  or  possession  thereof,  or  by  any  corporation  or organization  organized under any foreign law, or in "when issued" contracts for any such securities;

     (b) To exercise any and all rights, powers and privileges with reference to or  incident  to  ownership  or  interest,  use  and  enjoyment  of any of  such securities  and other  instruments  or property  of every kind and  description, including, but without limitation,  the right, power and privilege to own, vote, hold, purchase, sell, negotiate,  assign,  exchange,  lend, transfer,  mortgage, hypothecate,  lease,  pledge or write options with respect to or otherwise  deal with, dispose of, use, exercise or enjoy any rights, title, interest,  powers or privileges  under  or  with  reference  to  any of  such  securities  and  other instruments  or property,  the right to consent and  otherwise  act with respect thereto,  with power to designate one or more  Persons,  to exercise any of said rights, powers, and privileges in respect of any of said instruments,  and to do any and all acts and things for the  preservation,  protection,  improvement and enhancement  in  value  of any of  such  securities  and  other  instruments  or property;

     (c) To sell, exchange, lend, pledge, mortgage,  hypothecate, lease or write options with respect to or otherwise deal in any property rights relating to any or all of the assets of the Trust or any Series,  subject to any requirements of the 1940 Act;

     (d) To vote or give  assent,  or  exercise  any rights of  ownership,  with respect to stock or other  securities  or  property;  and to execute and deliver proxies or powers of attorney to such  Person or Persons as the  Trustees  shall deem proper,  granting to such Person or Persons such power and discretion  with relation to securities or property as the Trustees shall deem proper;

     (e) To exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities and/or other property;

     (f) To hold any  security or property in a form not  indicating  that it is
Trust Property, whether in bearer,  unregistered or other negotiable form, or in its own name or in the name of a  custodian  or  subcustodian  or a  nominee  or nominees or otherwise  or to authorize  the  custodian  or a  subcustodian  or a nominee or nominees to deposit the same in a securities  depository,  subject in each case to proper  safeguards  according to the usual  practice of  investment companies or any rules or regulations applicable thereto;

     (g) To consent  to, or  participate  in,  any plan for the  reorganization, consolidation  or merger of any  corporation  or issuer of any security which is held in the Trust; to consent to any contract, lease, mortgage, purchase or sale of property by such  corporation  or issuer;  and to pay calls or  subscriptions with respect to any security held in the Trust;

     (h) To join with  other  security  holders in acting  through a  committee, depositary,  voting trustee or otherwise,  and in that connection to deposit any security  with, or transfer any security to, any such  committee,  depositary or trustee,  and to delegate to them such power and authority  with relation to any security (whether or not so deposited or transferred) as the Trustees shall deem proper,  and to agree to pay,  and to pay,  such  portion  of the  expenses  and compensation of such committee, depositary or trustee as the Trustees shall deem proper;

     (i) To  compromise,  arbitrate  or otherwise  adjust  claims in favor of or against  the Trust or any matter in  controversy,  including  but not limited to claims for taxes;

     (j) To enter into joint ventures,  general or limited  partnerships and any other combinations or associations;

     (k) To endorse or guarantee  the payment of any notes or other  obligations of any Person; to make contracts of guaranty or suretyship,  or otherwise assume liability for payment thereof;

     (l) To purchase and pay for entirely out of Trust  Property such  insurance as the Board of Trustees may deem  necessary or  appropriate  for the conduct of the business,  including,  without  limitation,  insurance policies insuring the assets of the Trust or payment of  distributions  and principal on its portfolio
investments,  and  insurance  policies  insuring  the  Shareholders,   Trustees,
officers,  employees,  agents, Investment Advisers,  Principal Underwriters,  or independent  contractors  of the  Trust,  individually  against  all  claims and liabilities of every nature arising by reason of holding Shares,  holding, being or having held any such office or position,  or by reason of any action  alleged to have been taken or omitted by any such Person as Trustee, officer,  employee, agent, Investment Adviser,  Principal Underwriters,  or independent contractors, to the fullest extent permitted by this Declaration of Trust, the By-Laws and by applicable law;

     (m) To adopt, establish and carry out pension, profit-sharing, share bonus, share  purchase,  savings,  thrift and other  retirement,  incentive and benefit plans,  trusts and  provisions,  including the  purchasing of life insurance and annuity  contracts as a means of providing such  retirement and other  benefits, for any or all of the Trustees, officers, employees and agents of the Trust;

     (n) To purchase or otherwise acquire, own, hold, sell, negotiate, exchange, assign,  transfer,  mortgage,  pledge or otherwise  deal with,  dispose of, use, exercise or enjoy, property of all kinds;

     (o) To  buy,  sell,  mortgage,  encumber,  hold,  own,  exchange,  rent  or otherwise acquire and dispose of, and to develop,  improve,  manage,  subdivide, and generally to deal and trade in real property,  improved and unimproved,  and wheresoever  situated;  and to  build,  erect,  construct,  alter  and  maintain buildings, structures, and other improvements on real property;

     (p) To borrow or raise moneys for any of the purposes of the Trust,  and to mortgage or pledge the whole or any part of the property and  franchises  of the
Trust,  real,  personal,  and mixed,  tangible or  intangible,  and  wheresoever situated;

     (q) To enter into,  make and perform  contracts and  undertakings  of every kind for any lawful purpose, without limit as to amount;

     (r) To issue, purchase, sell and transfer,  reacquire, hold, trade and deal in stocks, shares, bonds, debentures and other securities,  instruments or other property  of the  Trust,  from  time to time,  to such  extent  as the  Board of
Trustees  shall,  consistent  with the provisions of this  Declaration of Trust, determine;  and to reacquire  and redeem,  from time to time,  its Shares or, if any, its bonds, debentures and other securities;

     (s) To engage in and to prosecute, defend, compromise,  abandon, or adjust, by arbitration, or otherwise, any actions, suits, proceedings, disputes, claims, and demands relating to the Trust or any Series or Class thereof, and out of the assets of the Trust or a particular Series or Class, as applicable, to pay or to satisfy  any  debts,  claims  or  expenses  incurred  in  connection  therewith, including those of litigation, and such power shall include, without limitation, the power of the Trustees or any appropriate  committee thereof, in the exercise of their or its good faith  business  judgment,  to dismiss  any  action,  suit, proceeding,  dispute, claim, or demand, derivative or otherwise,  brought by any
Person, including a Shareholder in the Shareholder's own name or the name of the
Trust, whether or not the Trust or any of the Trustees may be named individually therein or the subject  matter  arises by reason of business for or on behalf of the Trust;

     (t)  To  exercise  and  enjoy,   in  Delaware  and  in  any  other  states,
territories,  districts and U.S.  dependencies and in foreign countries,  all of the  foregoing  powers,  rights  and  privileges,  and  the  enumeration  of the foregoing powers shall not be deemed to exclude any powers, rights or privileges so granted or conferred; and

     (u) In  general,  to carry on any  other  business  in  connection  with or incidental to its trust purposes, to do everything necessary, suitable or proper for the  accomplishment  of such purposes or for the attainment of any object or the  furtherance  of any  power  hereinbefore  set  forth,  either  alone  or in association  with  others,  and to do every  other  act or thing  incidental  or appurtenant  to, or growing out of, or connected with, its business or purposes, objects or powers.

     The Trust shall not be limited to investing in obligations  maturing before the possible dissolution of the Trust or one or more of its Series.  Neither the
Trust nor the Board of  Trustees  shall be required to obtain any court order to deal with any assets of the Trust or to take any other action hereunder.

     The  foregoing  clauses  shall each be construed  as purposes,  objects and powers,  and it is hereby expressly  provided that the foregoing  enumeration of specific purposes,  objects and powers shall not be held to limit or restrict in any manner the powers of the Trust,  and that they are in furtherance of, and in addition to, and not in limitation  of, the general  powers  conferred  upon the
Trust by the DSTA and the other laws of the State of Delaware or otherwise;  nor shall the enumeration of one thing be deemed to exclude another,  although it be of like nature, not expressed.

                                  ARTICLE III.

                                     SHARES

     Section 1. Division of Beneficial Interest.

     (a) The  beneficial  interest  in the Trust shall be divided  into  Shares, without  par value.  The number of shares of  beneficial  interest  in the Trust authorized  hereunder,  and of each Series and Class as may be established  from time to time, is unlimited.  The Board of Trustees may authorize,  in accordance with the 1940 Act, the division of Shares into  separate and distinct  Series of
Shares and the  division  of any Series  into  separate  Classes of Shares.  The different  Series and Classes shall be established  and  designated  pursuant to
Article III, Section 6 hereof.  If no separate Series or Classes of Series shall be established, the Shares shall have the rights, powers and duties provided for herein  and in Article  III,  Section 6 hereof to the  extent  relevant  and not otherwise provided for herein, and all references to Series and Classes shall be construed  (as the context may  require) to refer to the Trust.  The fact that a
Series shall have initially been established and designated without any specific establishment  or designation  of Classes (i.e.,  that all Shares of such Series are  initially of a single  Class) shall not limit the authority of the Board of
Trustees to establish and designate  separate  Classes of said Series.  The fact that a Series shall have more than one established and designated  Class,  shall not limit the  authority  of the Board of Trustees to  establish  and  designate additional Classes of said Series.

     (b) The Board of  Trustees  shall have the power to issue  authorized,  but unissued  shares of  beneficial  interest of the Trust,  or any Series and Class thereof,  from time to time,  for such  consideration  paid  wholly or partly in cash, securities or other property as may be determined from time to time by the
Board of Trustees,  subject to any  requirements or limitations of the 1940 Act.
The Board of Trustees,  on behalf of the Trust, may acquire and hold as treasury shares, reissue for such consideration and on such terms as it may determine, or cancel, at its discretion from time to time, any Shares reacquired by the Trust.
The  Board of  Trustees  may  classify  or  reclassify  any  unissued  shares of beneficial  interest  or any shares of  beneficial  interest of the Trust or any
Series or Class thereof that were previously issued and are reacquired, into one or more Series or Classes that may be established  and  designated  from time to time.  Notwithstanding  the  foregoing,  the Trust and any  Series  thereof  may acquire,  hold,  sell and  otherwise  deal in, for  purposes  of  investment  or otherwise,  the Shares of any other  Series of the Trust or Shares of the Trust, and such Shares shall not be deemed treasury shares or cancelled.

     (c) Subject to the  provisions of Section 6 of this Article III, each Share shall  entitle  the  holder to voting  rights as  provided  in Article V hereof.
Shareholders  shall have no  preemptive  or other right to subscribe  for new or additional  authorized,  but unissued Shares or other  securities  issued by the
Trust or any  Series  thereof.  The Board of  Trustees,  from time to time,  may divide or combine the Shares of the Trust or any particular  Series thereof into a greater or lesser number of Shares of the Trust or that Series,  respectively.
Such  division or  combination  shall not  materially  change the  proportionate beneficial  interests of the holders of Shares of the Trust or that  Series,  as the  case  may be,  in the  Trust  Property  at the  time of  such  division  or combination  that is held with respect to the Trust or that Series,  as the case may be.

     (d) Any Trustee,  officer or other agent of the Trust, and any organization in which any such Person has an economic or other  interest,  may acquire,  own, hold and dispose of Shares in the Trust or any Series and Class thereof,  to the same extent as if such Person were not a Trustee,  officer or other agent of the
Trust;  and the Trust or any  Series  may issue and sell and may  purchase  such shares of  beneficial  interest  from any such Person or any such  organization, subject to the limitations,  restrictions or other provisions  applicable to the sale or purchase of such shares herein and the 1940 Act.

     Section 2.  Ownership of Shares.  The ownership of Shares shall be recorded on the books of the Trust  kept by the Trust or by a transfer  or similar  agent for the Trust, which books shall be maintained separately for the Shares of each
Series  and  Class  thereof  that  has  been  established  and  designated.   No
certificates  certifying  the  ownership of Shares shall be issued except as the
Board of  Trustees  may  otherwise  determine  from  time to time.  The Board of
Trustees may make such rules not  inconsistent  with the  provisions of the 1940
Act as the Board considers  appropriate for the issuance of Share  certificates, the transfer of Shares of the Trust and each Series and Class  thereof,  if any, and similar  matters.  The record books of the Trust as kept by the Trust or any transfer or similar agent, as the case may be, shall be conclusive as to who are the  Shareholders  of the Trust and each Series and Class  thereof and as to the number of Shares of the Trust and each Series and Class  thereof  held from time to time by each such Shareholder.

     Section 3. Sale of Shares.  Subject to the 1940 Act and applicable law, the
Trust may sell its authorized but unissued shares of beneficial interest to such
Persons,  at such times, on such terms, and for such  consideration as the Board of Trustees may from time to time authorize.  Each sale shall be credited to the individual  purchaser's  account in the form of full or fractional Shares of the
Trust or such Series thereof (and Class  thereof,  if any), as the purchaser may select, at the net asset value per Share, subject to Section 22 of the 1940 Act, and the rules and regulations adopted thereunder;  provided,  however,  that the
Board of Trustees, in its sole discretion,  may permit the Principal Underwriter to impose a sales  charge upon any such sale.  Every  Shareholder,  by virtue of having  become a  Shareholder,  shall be deemed to have  expressly  assented and agreed to the terms of this  Declaration  of Trust and to have become bound as a party hereto.

     Section 4. Status of Shares and  Limitation of Personal  Liability.  Shares
shall be deemed to be personal  property giving to Shareholders  only the rights provided in this  Declaration of Trust,  the By-Laws,  and under applicable law.
Ownership of Shares shall not entitle the  Shareholder to any title in or to the whole or any part of the  Trust  Property  or right to call for a  partition  or division of the same or for an  accounting,  nor shall the  ownership  of Shares constitute  the  Shareholders  as partners.  Subject to Article VIII,  Section 1 hereof,  the death,  incapacity,  dissolution,  termination,  or bankruptcy of a
Shareholder  during the existence of the Trust and any Series  thereof shall not operate to dissolve the Trust or any such Series, nor entitle the representative of any deceased, incapacitated, dissolved, terminated or bankrupt Shareholder to an accounting or to take any action in court or elsewhere against the Trust, the
Trustees or any such Series, but entitles such representative only to the rights of said deceased,  incapacitated,  dissolved, terminated or bankrupt Shareholder under this  Declaration  of Trust.  Neither the Trust nor the Trustees,  nor any
officer, employee or agent of the Trust, shall have any power to bind personally any Shareholder,  nor, except as specifically  provided herein, to call upon any
Shareholder  for  the  payment  of any  sum of  money  other  than  such  as the
Shareholder may at any time personally agree to pay. Each Share,  when issued on the  terms  determined  by the  Board  of  Trustees,  shall  be  fully  paid and nonassessable.  As provided in the DSTA,  Shareholders  shall be entitled to the same  limitation  of personal  liability as that extended to  stockholders  of a private  corporation  organized for profit under the General  Corporation Law of the State of Delaware.

     Section 5. Power of Board of  Trustees  to Make Tax  Status  Election.  The
Board of  Trustees  shall  have  the  power,  in its  discretion,  to make  such elections  as to the tax status of the Trust and any Series as may be  permitted or required under the Code, without the vote of any Shareholder.

     Section  6.  Establishment  and  Designation  of Series  and  Classes.  The
establishment and designation of any Series or Class thereof shall be effective, without  the  requirement  of  Shareholder  approval,  upon  the  adoption  of a resolution  by not less than a  majority  of the then Board of  Trustees,  which resolution shall set forth such  establishment  and designation and may provide, to the  extent  permitted  by the DSTA,  for  rights,  powers and duties of such
Series  or Class  thereof  (including  variations  in the  relative  rights  and preferences as between the different Series and Classes thereof)  otherwise than as  provided  herein.  Each  such  resolution  shall be  incorporated  herein by reference  upon  adoption.  Any such  resolution  may be  amended  by a  further resolution of a majority of the Board of Trustees,  and if Shareholder  approval would be required to make such an  amendment  to the  language set forth in this
Declaration of Trust, such further resolution shall require the same Shareholder approval  that would be  necessary  to make such  amendment  to the language set forth in this  Declaration  of Trust.  Each  such  further  resolution  shall be incorporated herein by reference upon adoption.

     Each Series shall be separate and distinct from any other Series,  separate and  distinct  records on the books of the Trust  shall be  maintained  for each
Series,  and the assets and  liabilities  belonging  to any such Series shall be held in such separate and distinct  records  (directly or indirectly,  including through a nominee or otherwise)  and accounted for in such separate and distinct records  separately  from the assets and  liabilities  of the Trust or any other
Series.  Each Class of a Series shall be separate  and  distinct  from any other
Class of the Series.  As  appropriate,  in a manner  determined  by the Board of
Trustees,  the  liabilities  belonging  to any such Class of the Series shall be held and accounted for separately from the liabilities of the Trust,  the Series or any other Class of the Series and separate and distinct  records on the books of the Trust for the Class of the Series shall be  maintained  for this purpose.
Subject to Article II hereof,  each such Series shall  operate as a separate and distinct  investment medium,  with separately defined investment  objectives and policies.

     Shares of each Series (and Class thereof, where applicable) established and designated  pursuant to this Section 6, unless otherwise  provided to the extent permitted by the DSTA,  in the  resolution  establishing  and  designating  such
Series or Class, shall have the following rights, powers and duties:

          (a) Assets Held with Respect to a Particular Series. All consideration received  by the Trust  for the  issue or sale of  Shares  of a  particular
     Series, together with all assets in which such consideration is invested or reinvested,  all income,  earnings,  profits,  and  proceeds  thereof  from whatever  source  derived,  including,  without  limitation,  any  proceeds derived from the sale,  exchange or  liquidation  of such  assets,  and any funds  or  payments  derived  from any  reinvestment  of such  proceeds  in whatever  form the same may be, shall  irrevocably  be held with respect to that Series for all purposes,  subject only to the rights of creditors with respect to that Series,  and shall be so recorded upon the books of account of the Trust. Such consideration,  assets,  income,  earnings,  profits and
     proceeds  thereof,  from  whatever  source  derived,   including,   without
     limitation,  any proceeds derived from the sale, exchange or liquidation of such assets,  and any funds or payments  derived from any  reinvestment  of such proceeds,  in whatever form the same may be, are herein referred to as
     "assets held with respect to" that Series.  In the event that there are any assets, income,  earnings,  profits and proceeds thereof, funds or payments which are not  readily  identifiable  as assets  held with  respect  to any particular Series (collectively,  "General Assets"), the Board of Trustees, or an  appropriate  officer as determined  by the Board of Trustees,  shall allocate  such General  Assets to,  between or among any one or more of the
     Series in such  manner and on such basis as the Board of  Trustees,  in its sole  discretion,  deems  fair  and  equitable,  and any  General  Asset so allocated to a particular Series shall be held with respect to that Series.
     Each such  allocation  by or under the  direction  of the Board of Trustees shall be conclusive and binding upon the Shareholders of all Series for all purposes.

          (b) Liabilities Held with Respect to a Particular Series or Class. The assets of the Trust  held with  respect  to a  particular  Series  shall be charged with the liabilities,  debts, obligations, costs, charges, reserves and expenses of the Trust  incurred,  contracted for or otherwise  existing with respect to such Series. Such liabilities,  debts, obligations,  costs, charges,  reserves  and  expenses  incurred,  contracted  for or  otherwise existing  with  respect to a  particular  Series are herein  referred to as
     "liabilities  held with respect to" that Series.  Any  liabilities,  debts, obligations,  costs, charges,  reserves and expenses of the Trust which are not readily  identifiable  as being  liabilities  held with  respect to any particular Series (collectively,  "General Liabilities") shall be allocated by the Board of Trustees,  or an  appropriate  officer as determined by the
     Board of  Trustees,  to and  among  any one or more of the  Series  in such manner and on such basis as the Board of  Trustees  in its sole  discretion
     deems  fair  and  equitable.   Each  allocation  of   liabilities,   debts,
     obligations,  costs,  charges,  reserves  and  expenses  by  or  under  the direction of the Board of Trustees shall be conclusive and binding upon the
     Shareholders of all Series for all purposes.  All Persons who have extended credit that has been allocated to a particular  Series, or who have a claim or contract  that has been  allocated to any  particular  Series,  shall be limited  exclusively to the assets of that particular  Series as the source of payment of such credit, claim, or contract. In the absence of an express contractual  agreement so limiting the claims of such creditors,  claimants and contract providers, each creditor, claimant and contract provider shall be deemed nevertheless to have impliedly agreed to such limitation.

     Subject  to the  right of the  Board of  Trustees,  in its  discretion,  to allocate  General  Liabilities  as  provided  herein,  the  debts,  liabilities, obligations  and expenses  incurred,  contracted for or otherwise  existing with respect to a  particular  Series,  whether  such  Series is now  authorized  and existing  pursuant to this  Declaration of Trust or is hereafter  authorized and existing pursuant to this Declaration of Trust, shall be enforceable against the assets held with respect to that Series only,  and not against the assets of any other  Series  or the  Trust  generally  and  none  of the  debts,  liabilities, obligations  and expenses  incurred,  contracted for or otherwise  existing with respect to the Trust  generally or any other Series thereof shall be enforceable against the assets held with respect to such Series.  Notice of this  limitation on liabilities between and among Series shall be set forth in the Certificate of
Trust  to be filed  in the  Office  of the  Secretary  of State of the  State of
Delaware  pursuant  to the  DSTA,  and upon the  giving  of such  notice  in the
Certificate  of Trust,  the  statutory  provisions  of Section  3804 of the DSTA relating  to  limitations  on  liabilities  between  and among  Series  (and the statutory  effect  under  Section  3804 of  setting  forth  such  notice  in the
Certificate of Trust) shall become applicable to the Trust and each Series.

     Liabilities,  debts,  obligations,  costs,  charges,  reserves and expenses related to the distribution of, and other identified expenses that should or may properly be allocated to, the Shares of a particular Class may be charged to and borne solely by such Class. The bearing of expenses solely by a particular Class of Shares may be appropriately reflected (in a manner determined by the Board of
Trustees) and may affect the net asset value  attributable to, and the dividend,
redemption  and   liquidation   rights  of,  such  Class.   Each  allocation  of
liabilities,  debts,  obligations,  costs, charges,  reserves and expenses by or under the  direction of the Board of Trustees  shall be  conclusive  and binding upon the  Shareholders  of all  Classes for all  purposes.  All Persons who have extended  credit that has been  allocated to a particular  Class,  or who have a claim or contract that has been allocated to any particular  Class,  shall look, and may be required by contract to look,  exclusively to that  particular  Class for payment of such credit, claim, or contract.

          (c) Dividends,  Distributions  and  Redemptions.  Notwithstanding  any
     other  provisions  of  this  Declaration  of  Trust,   including,   without
     limitation,  Article VI hereof,  no  dividend  or  distribution  including, without limitation,  any distribution paid upon dissolution of the Trust or of any Series  with  respect to, nor any  redemption  of, the Shares of any
     Series or Class of such  Series  shall be  effected by the Trust other than from  the  assets  held  with  respect  to  such  Series,  nor,  except  as specifically  provided  in  Section  7  of  this  Article  III,  shall  any
     Shareholder  of any  particular  Series  otherwise  have any right or claim against  the  assets  held with  respect  to any other  Series or the Trust generally  except,  in the case of a right or claim against the assets held with respect to any other Series,  to the extent that such  Shareholder has such a right or claim hereunder as a Shareholder of such other Series.  The
     Board  of  Trustees  shall  have  full   discretion,   to  the  extent  not
     inconsistent  with the 1940 Act, to determine  which items shall be treated as income  and which  items as  capital;  and each such  determination  and allocation shall be conclusive and binding upon the Shareholders.

          (d) Voting. On any matter submitted to a vote of the Shareholders, all
     Shares shall be voted  separately by individual  Series,  except:  (i) when required by the 1940 Act, Shares shall be voted in the aggregate and not by individual  Series;  and (ii) when the Trustees  have  determined  that the matter affects the interests of more than one Series, then the Shareholders of all such Series shall be entitled to vote thereon. The Trustees may also determine  that a matter  affects only the interests of one or more Classes of a Series,  in which case any such matter shall be voted on by such Class or Classes.

          (e) Equality.  Each Share of any  particular  Series shall be equal to each other Share of such Series (subject to the rights and preferences with respect to separate Classes of such Series).

          (f)   Fractions.   A   fractional   Share  of  a  Series  shall  carry
     proportionately  all the rights and  obligations  of a whole  Share of such
     Series,  including rights with respect to voting,  receipt of dividends and distributions,  redemption of Shares and  dissolution  of the Trust or that
     Series.

          (g) Exchange Privilege. The Board of Trustees shall have the authority to provide that the holders of Shares of any Series shall have the right to exchange  said Shares for Shares of one or more other Series in  accordance with such requirements and procedures as may be established by the Board of
     Trustees, and in accordance with the 1940 Act.

          (h)  Combination  of  Series.  The Board of  Trustees  shall  have the authority,  without the approval of the  Shareholders  of any Series unless otherwise required by applicable law, to combine the assets and liabilities held with  respect to any two or more Series  into  assets and  liabilities held  with  respect  to a  single  Series;  provided,  however,  that  upon completion of such combination of Series,  the interest of each Shareholder in the combined  assets and  liabilities  held with respect to the combined
     Series shall equal the interest of each such  Shareholder  in the aggregate of  assets  and  liabilities  held with  respect  to the  Series  that were combined.

          (i)  Dissolution  or  Termination.  No  Shareholder  as such  shall be subject to any personal  liability  whatsoever  to any Person in connection with Trust Property or the acts,  obligations or affairs of the Trust.  Any particular  Series shall be dissolved upon the occurrence of the applicable dissolution  events  set forth in  Article  VIII,  Section  1 hereof.  Upon dissolution of a particular  Series, the Trustees shall wind up the affairs of such  Series in  accordance  with  Article  VIII,  Section 1 hereof  and thereafter, rescind the establishment and designation thereof. The Board of
     Trustees shall terminate any particular Class and rescind the establishment and  designation  thereof  upon the vote of the  holders of not less than a majority of the Shares  outstanding  and entitled to vote of such Class. In addition,  at any time  there are no  Shares  outstanding  of a  particular
     Class,  the Board of  Trustees  may  terminate  such Class and  rescind the establishment and designation  thereof;  provided,  however,  that upon the rescission of the establishment  and designation of any particular  Series,
     every  Class  of  such  Series  shall   thereby  be   terminated   and  its
     establishment  and designation  rescinded.  Each resolution of the Board of
     Trustees  pursuant to this  Section  6(i) shall be  incorporated  herein by reference upon adoption.

     Section 7.  Indemnification of Shareholders.  No Shareholders as such shall be subject to any personal liability whatsoever to any Person in connection with
Trust  Property  or the acts,  obligations,  or  affairs  of the  Trust.  If any
Shareholder or former Shareholder shall be exposed to liability, charged or held personally  liable for any obligation or liability of the Trust,  by reason of a claim or  demand  relating  exclusively  to his or her  being or  having  been a
Shareholder of the Trust or a Shareholder of a particular  Series  thereof,  and not because of such Shareholder's  actions or omissions,  the Trust (upon proper and timely  request by the  Shareholder)  shall assume the defense  against such charge and satisfy any judgment or settlement  thereon,  and such Shareholder or former  Shareholder  (or,  in the case of a natural  Person,  his or her  heirs, executors,  administrators,  or other legal representatives or, in the case of a corporation or other entity,  its corporate or other general successor) shall be entitled to be held harmless from and indemnified out of the assets of the Trust or out of the assets of such  Series  thereof,  as the case may be,  against all losses and expenses, including, without limitation, attorneys' fees arising from such claim or demand; provided,  however, such indemnity shall not cover (i) any taxes due or paid by reason of such  Shareholder's  ownership of any Shares,  or
(ii) expenses charged to a Shareholder pursuant to Article IV, Section 5 hereof.

                                  ARTICLE IV.

                              THE BOARD OF TRUSTEES

     Section 1. Number, Election, Term, Removal and Resignation.

          (a) The initial  Board of Trustees  shall be comprised of the Trustees entering into this  Declaration  of Trust on the date first written  above, who shall hold  office  until the  initial  Trustees  approve a  resolution electing a Board of Trustees to hold office in  accordance  with  paragraph
     (c) of this Section 1. The initial  Trustees shall (i) execute and file, or cause to be  filed,  the  Certificate  of  Trust  with  the  office  of the
     Secretary of State of the State of Delaware,  and (ii) execute a consent or consents in writing to adopt the  By-Laws.  Each  Trustee  shall  execute a counterpart to this  Declaration of Trust.  In accordance with Section 3801 of the DSTA,  each  Trustee  shall  become a  Trustee  and be bound by this
     Declaration   of  Trust  and  the  By-Laws  when  such  Person  signs  this
     Declaration  of Trust as a Trustee  and/or is duly  elected  or  appointed, qualified  and  serving on the Board of  Trustees  in  accordance  with the provisions  hereof  and the  By-Laws,  so long as such  signatory  or other
     Person  continues  in office in  accordance  with the terms  hereof and the
     By-Laws.

          (b) The number of Trustees  constituting  the entire Board of Trustees may be fixed from time to time by the vote of a majority  of the then Board of Trustees;  provided,  however,  that the number of Trustees  shall in no event be less  than one (1) nor more  than  fifteen  (15).  The  number  of
     Trustees shall not be reduced so as to shorten the term of any Trustee then in office.

          (c) Each  Trustee  shall hold office for the  lifetime of the Trust or until such Trustee's  earlier death,  resignation,  removal,  retirement or inability otherwise to serve, or, if sooner than any of such events,  until the next  meeting  of  Shareholders  called  for the  purpose  of  electing
     Trustees or consent of  Shareholders  in lieu  thereof for the  election of
     Trustees, and until the election and qualification of his or her successor.

          (d) Any Trustee may be removed, with or without cause, by the Board of
     Trustees, by action of a majority of the Trustees then in office, or by the
     Shareholders, upon the vote of the holders of 75% of the Shares entitled to vote.  Shareholders  shall  have the power to remove a Trustee  only to the extent provided by the 1940 Act.

          (e) Any Trustee may resign at any time by giving written notice to the secretary  of the Trust or to a  meeting  of the  Board of  Trustees.  Such resignation  shall  be  effective  upon  receipt,  unless  specified  to be effective at some later time.

     Section 2.  Trustee  Action by Written  Consent  Without a Meeting.  To the
extent not inconsistent with the provisions of the 1940 Act, any action that may be taken at any meeting of the Board of Trustees or any committee thereof may be taken  without  a meeting  and  without  prior  written  notice if a consent  or consents in writing  setting forth the action so taken is signed by the Trustees having not less than the  minimum  number of votes that  would be  necessary  to authorize or take that action at a meeting at which all Trustees on the Board of
Trustees or any committee thereof, as the case may be, were present and voted. A consent  transmitted  by electronic  transmission  (as defined in the DSTA) by a
Trustee  shall be deemed to be written and signed for purposes of this  Section.
All such  consents  shall be filed with the  secretary of the Trust and shall be maintained in the Trust's records.

     Section 3. Powers; Other Business Interests; Quorum; and Required Vote.

          (a) Powers.  Subject to the  provisions of this  Declaration of Trust, the business of the Trust (including every Series thereof) shall be managed by or under the  direction  of the  Board of  Trustees,  and such  Board of
     Trustees  shall have all powers  necessary or  convenient to carry out that responsibility.  The Board of Trustees  shall have full power and authority to do any and all acts and to make and  execute any and all  contracts  and instruments  that it may consider  necessary or  appropriate  in connection with the operation and  administration of the Trust (including every Series thereof). The Board of Trustees shall not be bound or limited by present or
     future  laws  or  customs  with  regard  to   investments  by  trustees  or
     fiduciaries,  but,  subject to the other  provisions of this Declaration of
     Trust and the By-Laws,  shall have full  authority  and absolute  power and control  over the assets and the  business  of the Trust  (including  every
     Series thereof) to the same extent as if the Board of Trustees was the sole owner  of such  assets  and  business  in its  own  right,  including  such authority,  power  and  control  to do all acts and  things as the Board of
     Trustees,  in its sole  discretion,  shall deem  proper to  accomplish  the purposes  of this  Trust.  Without  limiting  the  foregoing,  the Board of
     Trustees,  subject to the  requisite  vote for such actions as set forth in this Declaration of Trust and the By-Laws, may:

     (i)  adopt By-Laws not inconsistent with applicable law or this Declaration of Trust;

     (ii) amend,  restate and repeal such By-Laws,  subject to and in accordance with the provisions of such By-Laws;

     (iii)fill  vacancies  on the  Board of  Trustees  in  accordance  with this
          Declaration  of Trust,  the By-Laws and the  requirements  of the 1940
          Act;

     (iv) elect and remove such officers and appoint and  terminate  such agents as it considers  appropriate,  in accordance with this  Declaration of
          Trust and the By-Laws;

     (v)  establish  and  terminate  one or  more  committees  of the  Board  of
          Trustees pursuant to the By-Laws;

     (vi) place Trust  Property  in custody as required by the 1940 Act,  employ one or more  custodians  of the  Trust  Property  and  authorize  such custodians  to employ  sub-custodians  and to place all or any part of such Trust Property with a custodian or a custodial system meeting the requirements of the 1940 Act;

     (vii)retain a transfer  agent,  dividend  disbursing  agent,  a shareholder servicing  agent  or  administrative  services  agent,  or any  number thereof or any other service provider as deemed appropriate;

    (viii)provide  for the  issuance  and  distribution  of  Shares  or other securities  or financial  instruments  directly or through one or more
          Principal Underwriters or otherwise;

     (ix) retain one or more Investment Adviser(s);

     (x)  reacquire and redeem Shares on behalf of the Trust and transfer Shares pursuant to applicable law;

     (xi) set record dates for the determination of Shareholders with respect to various  matters,  in the manner  provided in Article V,  Section 4 of this Declaration of Trust;

     (xii)declare and pay dividends and  distributions to Shareholders  from the
          Trust Property,  in accordance with this  Declaration of Trust and the
          By-Laws;

    (xiii)establish,  designate  and  redesignate,  from  time  to  time,  in accordance with the provisions of Article III,  Section 6 hereof,  any
          Series or Class thereof;

     (xiv)hire  personnel  as staff  for the  Board of  Trustees  or,  for those
          Trustees who are not Interested  Persons of the Trust,  the Investment
          Adviser, or the Principal Underwriter, set the compensation to be paid by the Trust to such personnel, exercise exclusive supervision of such personnel, and remove one or more of such personnel, at the discretion of the Board of Trustees;

     (xv) retain special counsel, other experts and/or consultants for the Board of Trustees,  for those Trustees who are not Interested Persons of the
          Trust, the Investment  Adviser, or the Principal  Underwriter,  and/or
          for one or more of the  committees  of the Board of Trustees,  set the compensation  to be paid by the Trust to such special  counsel,  other experts  and/or  consultants,  and remove one or more of such  special counsel,  other experts and/or  consultants,  at the discretion of the
          Board of Trustees;

     (xvi)engage in and prosecute,  defend,  compromise,  abandon, or adjust, by arbitration, or otherwise, any actions, suits, proceedings,  disputes, claims,  and  demands  relating  to the  Trust or any  Series or Class thereof,  and out of the assets of the Trust or a particular Series or
          Class,  as  applicable,  to pay or to  satisfy  any  debts,  claims or
          expenses  incurred  in  connection   therewith,   including  those  of
          litigation,  and such power shall  include,  without  limitation,  the power of the Trustees,  or any appropriate  committee thereof,  in the exercise of their or its good faith business judgment,  to dismiss any action,  suit,  proceeding,  dispute,  claim or demand,  derivative or otherwise,  brought by any person,  including a shareholder in its own name or in the name of the  Trust,  whether or not the Trust or any of the Trustees may be named  individually  therein or the subject matter arises by reason of business for or on behalf of the Trust; and

    (xvii)in  general,  delegate  such  authority  as the  Board  of  Trustees considers  desirable to any officer of the Trust,  to any committee of the  Trust and to any  agent or  employee  of the Trust or to any such custodian, transfer, dividend disbursing, shareholder servicing agent,
          Principal Underwriter,  Investment Adviser, or other service provider, to the extent  authorized and in accordance  with this  Declaration of
          Trust, the By-Laws and applicable law.

     The  powers of the Board of  Trustees  set forth in this  Section  3(a) are without prejudice to any other powers of the Board of Trustees set forth in this
Declaration  of Trust and the By-Laws.  Any  determination  as to what is in the best  interests  of  the  Trust  or  any  Series  (or  Class)  thereof  and  its
Shareholders made by the Board of Trustees in good faith shall be conclusive. In construing the provisions of this Declaration of Trust, the presumption shall be in favor of a grant of power to the Board of Trustees.

          (b) Other Business Interests. The Trustees shall devote to the affairs of the Trust (including every Series thereof) such time as may be necessary for the proper  performance  of their  duties  hereunder,  but  neither the
     Trustees nor the officers, directors,  shareholders,  partners or employees of the Trustees, if any, shall be expected to devote their full time to the performance of such duties.  The Trustees,  or any Affiliate,  shareholder, officer,  director,  partner or employee  thereof,  or any Person  owning a legal or beneficial interest therein, may engage in, or possess an interest in, any business or venture other than the Trust or any Series thereof,  of any nature and  description,  independently  or with or for the  account of others. None of the Trust, any Series thereof or any Shareholder shall have the right to  participate or share in such other business or venture or any profit or compensation derived therefrom.

          (c)  Quorum  and  Required  Vote.  At all  meetings  of the  Board  of
     Trustees,  a  majority  of the Board of  Trustees  then in office  shall be present in person in order to  constitute a quorum for the  transaction  of business.  A meeting at which a quorum is initially present may continue to transact  business  notwithstanding  the  departure  of  Trustees  from the meeting,  if any action  taken is  approved  by at least a majority  of the required quorum for that meeting.  Subject to Article III, Sections 1 and 6 of the  By-Laws,  and except as otherwise  provided  therein or required by applicable  law,  the  vote of not less  than a  majority  of the  Trustees present at a meeting  at which a quorum is present  shall be the act of the
     Board of Trustees.

     Section 4. Payment of Expenses by the Trust.  Subject to the  provisions of
Article III, Section 6 hereof,  an authorized  officer of the Trust shall pay or cause to be paid out of the  principal or income of the Trust or any  particular
Series or Class  thereof,  or partly out of the  principal and partly out of the income of the Trust or any  particular  Series or Class  thereof,  and charge or allocate  the same to,  between or among such one or more of the Series or Class that may be established or designated pursuant to Article III, Section 6 hereof, as such officer deems fair, all expenses,  fees, charges,  taxes and liabilities incurred by or arising in connection  with the  maintenance  or operation of the
Trust  or a  particular  Series  or Class  thereof,  or in  connection  with the management thereof,  including,  but not limited to, the Trustees'  compensation and such expenses,  fees,  charges,  taxes and  liabilities  associated with the services of the Trust's officers,  employees,  Investment Adviser(s),  Principal
Underwriter,  auditors,  counsel,  custodian,  sub-custodian,   transfer  agent,
dividend disbursing agent, shareholder servicing agent, and such other agents or independent  contractors  and such  other  expenses,  fees,  charges,  taxes and liabilities as the Board of Trustees may deem necessary or proper to incur.

     Section 5. Payment of Expenses by Shareholders. The Board of Trustees shall have the power,  as frequently as it may determine,  to cause any Shareholder to pay  directly,  in advance or arrears,  for charges of the Trust's  custodian or transfer,  dividend  disbursing,  shareholder  servicing  or  similar  agent for services provided to such Shareholder,  an amount fixed from time to time by the
Board of Trustees, by setting off such amount due from such Shareholder from the amount  of  (i)  declared  but  unpaid  dividends  or  distributions  owed  such
Shareholder,  or (ii) proceeds  from the  redemption by the Trust of Shares from such Shareholder pursuant to Article VI hereof.

     Section 6.  Ownership  of Trust  Property.  Legal title to all of the Trust
Property  shall at all times be vested in the  Trust,  except  that the Board of
Trustees  shall have the power to cause legal title to any Trust  Property to be held by or in the name of any Person as  nominee,  on such terms as the Board of
Trustees may determine, in accordance with applicable law.

     Section 7. Service Contracts.

          (a)  Subject to this  Declaration  of Trust,  the By-Laws and the 1940
     Act, the Board of Trustees, at any time and from time to time, may contract for exclusive or nonexclusive  investment advisory or investment management services  for the Trust or for any  Series  thereof  with any  corporation, trust, association or other organization,  including any Affiliate; and any such  contract  may contain  such other terms as the Board of Trustees  may determine,  including  without  limitation,  delegation of authority to the
     Investment   Adviser  to  determine   from  time  to  time  without   prior
     consultation   with  the  Board  of  Trustees  what  securities  and  other instruments  or property shall be purchased or otherwise  acquired,  owned, held, invested or reinvested in, sold, exchanged,  transferred,  mortgaged, pledged, assigned,  negotiated, or otherwise dealt with or disposed of, and what portion, if any, of the Trust Property shall be held uninvested and to make  changes in the Trust's or a  particular  Series'  investments,  or to engage in such other activities,  including administrative services, as may specifically be delegated to such party.

          (b) The Board of Trustees also, at any time and from time to time, may contract with any Person, including any Affiliate, appointing it or them as the exclusive or nonexclusive  distributor or Principal Underwriter for the shares of beneficial  interest of the Trust or one or more of the Series or
     Classes  thereof,  or for other  securities or financial  instruments to be issued by the Trust, or appointing it or them to act as the  administrator, fund accountant or accounting agent,  custodian,  transfer agent,  dividend disbursing agent and/or shareholder servicing agent for the Trust or one or more of the Series or Classes thereof.

          (c) The Board of Trustees is further  empowered,  at any time and from time to time, to contract with any Persons,  including any  Affiliates,  to provide such other  services to the Trust or one or more of its Series,  as the Board of Trustees  determines to be in the best interests of the Trust, such Series and its Shareholders.

          (d) None of the  following  facts or  circumstances  shall  affect the validity of any of the contracts provided for in this Article IV, Section 7 or disqualify any  Shareholder,  Trustee,  employee or officer of the Trust from  voting  upon or  executing  the same,  or  create  any  liability  or accountability  to the  Trust,  any  Series  thereof  or the  Shareholders;
     provided that the establishment of and performance of each such contract is permissible  under the 1940 Act, and  provided  further that such Person is authorized to vote upon such contract under the 1940 Act:

          (i)  the fact that any of the  Shareholders,  Trustees,  employees  or officers  of  the  Trust  is a  shareholder,  director,  officer,
               partner,   trustee,   employee,   manager,   Adviser,   Principal
               Underwriter,  distributor,  or  Affiliate  or agent of or for any
               Person, or for any parent or Affiliate of any Person,  with which any type of service  contract  provided  for in this  Article IV,
               Section 7 may have  been or may  hereafter  be made,  or that any such Person, or any parent or Affiliate thereof, is a Shareholder or has an interest in the Trust, or

          (ii) the fact that any Person with which any type of service  contract provided for in this  Article IV,  Section 7 may have been or may hereafter  be made also has such a service  contract  with one or more other Persons, or has other business or interests.

          (e) Every contract referred to in this Section 7 is required to comply with this Declaration of Trust, the By-Laws, the 1940 Act, other applicable law and any stipulation by resolution of the Board of Trustees.

                                   ARTICLE V.

                    SHAREHOLDERS' VOTING POWERS AND MEETINGS

     Section 1. Voting Powers. Subject to the provisions of Article III, Section
6 hereof, the Shareholders shall have the power to vote only (i) on such matters required  by this  Declaration  of  Trust,  the  By-Laws,  the 1940  Act,  other applicable  law and the  Registration  Statement  of the  Trust  filed  with the
Commission,  the  registration  of which is  effective;  and (ii) on such  other matters as the Board of Trustees may consider necessary or desirable. Subject to
Article III hereof, the Shareholder of record (as of the record date established pursuant to Section 4 of this  Article V) of each Share shall be entitled to one vote for each full  Share,  and a  fractional  vote for each  fractional  Share.
Shareholders  shall not be  entitled  to  cumulative  voting in the  election of
Trustees or on any other matter.

     Section 2. Quorum and Required Vote.

          (a) A  majority  of the  Shares  entitled  to vote at a  Shareholders'
     meeting,  which  are  present  in  person or  represented  by proxy,  shall constitute  a quorum at the  Shareholders'  meeting,  except  when a larger quorum is required by this Declaration of Trust, the By-Laws, or applicable law, in which case such quorum shall comply with such requirements.  When a separate  vote by one or more Series or Classes is required,  a majority of the Shares of each such Series or Class entitled to vote at a Shareholders'
     meeting of such Series or Class, which are present in person or represented by proxy,  shall constitute a quorum at the  Shareholders'  meeting of such
     Series  or  Class,  except  when  a  larger  quorum  is  required  by  this
     Declaration of Trust,  the By-Laws,  or applicable  law, in which case such quorum shall comply with such requirements.

          (b)  Subject  to any  provision  of this  Declaration  of  Trust,  the
     By-Laws,  the 1940 Act or other  applicable  law that  requires a different vote:  (1)  in all  matters  other  than  the  election  of  Trustees,  the affirmative "vote of a majority of the outstanding  voting  securities" (as defined herein) of the Trust entitled to vote at a Shareholders' meeting at which a quorum is present,  shall be the act of the  Shareholders;  and (2)
     Trustees shall be elected by not less than a plurality of the votes cast of the holders of Shares  entitled to vote present in person or represented by proxy at a Shareholders' meeting at which a quorum is present.  Pursuant to
     Article III,  Section 6(d) hereof,  where a separate vote by Series and, if applicable,  by Class is required,  the preceding  sentence  shall apply to such separate votes by Series and Class.

          (c) Abstentions and broker  non-votes will be treated as votes present at a Shareholders'  meeting,  but will not be treated as votes cast at such meeting. Abstentions and broker non-votes,  therefore, (i) will be included for purposes of determining whether a quorum is present;  (ii) will have no effect on proposals  that require a plurality  or any  percentage  of votes cast for approval;  but (iii) will have the same effect as a vote "against"
     on proposals  requiring any percentage of the outstanding voting securities of the Trust, Series or Class, as applicable, for approval.

     Section 3.  Shareholder  Action by Written Consent  Without a Meeting.  Any
action that may be taken at any meeting of  Shareholders  may be taken without a meeting and  without  prior  notice if a consent or consents in writing  setting forth the action so taken is or are signed by the  holders of a majority  of the
Shares entitled to vote on such action (or such different  proportion thereof as shall be  required  by law,  this  Declaration  of Trust or the  By-Laws for the approval of such  action),  and is/are  received by the  secretary of the Trust, either:  (i) by the date set by  resolution  of the  Board of  Trustees  for the
Shareholder  to vote on such action;  or (ii) if no date is set by resolution of the Board, within 30 days after the record date for such action as determined by reference to Article V, Section  4(b) hereof.  The written  consent for any such action  may be  executed  in one or more  counterparts,  each of which  shall be deemed an original,  and all of which when taken together  shall  constitute one and the same instrument.  A consent  transmitted by electronic  transmission (as defined in the DSTA) by a  Shareholder  or by a Person or Persons  authorized to act for a  Shareholder  shall be deemed to be written and signed for purposes of this Section.  All such consents  shall be filed with the secretary of the Trust and shall be maintained in the Trust's records. Any Shareholder that has given a written consent or the Shareholder's proxyholder or a personal representative of the  Shareholder  or its  respective  proxyholder  may revoke  the  consent by a writing  received by the secretary of the Trust either:  (i) before the date set by resolution of the Board of Trustees for the shareholder  vote on such action;
or (ii) if no date is set by resolution  of the Board,  within 30 days after the record date for such action as  determined  by  reference  to Article V, Section
4(b) hereof.

          Section 4. Record Dates.

          (a) For purposes of determining  the  Shareholders  entitled to notice of, and to vote at, any meeting of Shareholders,  the Board of Trustees may fix a record date,  which record date shall not precede the date upon which the resolution  fixing the record date is adopted by the Board of Trustees, and which  record date shall not be more than one hundred and twenty  (120)
     days nor less than ten (10) days before the date of any such  meeting.  For purposes of  determining  the  Shareholders  entitled to vote on any action without a  meeting,  the Board of  Trustees  may fix a record  date,  which record date shall not precede the date upon which the resolution fixing the record  date is adopted by the Board of  Trustees,  and which  record  date shall  not be more than  ninety  (90)  days  after the date upon  which the resolution fixing the record date is adopted by the Board of Trustees.

          (b) If the Board of Trustees does not so fix a record date:

          (i)  the record date for determining  Shareholders  entitled to notice of,  and to vote at, a meeting  of  Shareholders  shall be at the close  of  business  on the day next  preceding  the day on which notice is given or, if notice is waived, at the close of business on the day next  preceding  the day on which the meeting is held;
               and

          (ii) the record date for determining  Shareholders entitled to vote on
               any  action  by   consent   in  writing   without  a  meeting  of
               Shareholders,  (1) when no prior  action by the Board of Trustees has  been  taken,  shall  be the day on which  the  first  signed written  consent  setting  forth the action taken is delivered to the Trust,  or (2) when prior action of the Board of Trustees has been taken, shall be at the close of business on the day on which the Board of  Trustees  adopts the  resolution  taking such prior action.

          (c) For the purpose of determining  the  Shareholders  of the Trust or any Series or Class  thereof  who are  entitled  to receive  payment of any dividend or of any other  distribution of assets of the Trust or any Series or Class thereof  (other than in connection  with a merger,  consolidation, conversion,  or  reorganization,  which is governed by Article  VIII of the
     Declaration of Trust), the Board of Trustees may:

          (i)  from time to time fix a record date,  which record date shall not precede the date upon which the resolution fixing the record date is  adopted,  and which  record date shall not be more than sixty
               (60) days before the date for the payment of such dividend and/or such other distribution;

          (ii) adopt  standing  resolutions  fixing  record  dates  and  related payment  dates at  periodic  intervals  of any  duration  for the payment of such dividend and/or such other distribution; and/or

          (iii)delegate to an  appropriate  officer or officers of the Trust the determination  of such periodic record and/or payments dates with respect to such dividend and/or such other distribution.

     Nothing in this  Section  shall be  construed  as  precluding  the Board of
Trustees from setting different record dates for different Series or Classes.

     Section  5.  Additional   Provisions.   The  By-Laws  may  include  further
provisions for Shareholders' votes, meetings and related matters.

                                  ARTICLE VI.

                         NET ASSET VALUE; DISTRIBUTIONS;
                             REDEMPTIONS; TRANSFERS

     Section 1. Determination of Net Asset Value, Net Income and Distributions.

          (a) Subject to Article  III,  Section 6 hereof,  the Board of Trustees shall have the power to determine  from time to time the offering price for authorized, but unissued, shares of beneficial interest of the Trust or any
     Series or Class  thereof,  respectively,  that shall  yield to the Trust or such Series or Class not less than the net asset value thereof, in addition to any  amount  of  applicable  sales  charge  to be paid to the  Principal
     Underwriter or the selling broker or dealer in connection  with the sale of such  Shares,  at which  price the  Shares  of the Trust or such  Series or
     Class,  respectively,  shall be  offered  for  sale,  subject  to any other requirements or limitations of the 1940 Act.

          (b) Subject to Article III,  Section 6 hereof,  the Board of Trustees, subject to the 1940 Act, may  prescribe and shall set forth in the By-Laws, this  Declaration of Trust or in a resolution of the Board of Trustees such bases and time for  determining  the net asset value per Share of the Trust or any Series or Class thereof, or net income attributable to the Shares of the Trust or any Series or Class thereof or the  declaration and payment of dividends  and  distributions  on the  Shares of the Trust or any Series or
     Class  thereof,  as the Board of Trustees may deem  necessary or desirable, and such  dividends  and  distributions  may vary  between the Classes of a
     Series  to  reflect  differing  allocations  of the  expenses  of the Trust between such  Classes to such extent and for such  purposes as the Trustees may deem appropriate.

          (c) The  Shareholders  of the Trust or any Series shall be entitled to receive dividends and distributions,  when, if and as declared by the Board of Trustees  with  respect  thereto.  No Share  shall have any  priority or preference  over any  other  Share  of the  same  Series  with  respect  to dividends  or  distributions  paid in the  ordinary  course of  business or distributions upon dissolution of the Trust or of such Series made pursuant to Article VIII, Section 1 hereof. All dividends and distributions shall be made ratably  among all  Shareholders  of the Trust or a particular  Series from the Trust  Property  held with respect to the Trust or such Series and
     Class  thereof,  respectively,  according  to the  number of Shares of such
     Series  held of  record by such  Shareholders  on the  record  date for any dividend or  distribution.  Dividends  may be paid in cash or in kind.

          (d) Before  payment of any dividend  there may be set aside out of any funds  of the  Trust,  or the  applicable  Series  thereof,  available  for dividends such sum(s) as the Board of Trustees,  from time to time, may, in
     its  absolute   discretion,   think  proper  as  a  reserve  fund  to  meet
     contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Trust, or any Series thereof,  or for such other lawful purpose as the Board of Trustees  shall deem to be in the best interests of the Trust, or the applicable  Series,  as the case may be, and the Board of
     Trustees  may  abolish  any  such  reserve  in the  manner  in which it was created.

     Section 2.  Redemptions  at the Option of a Shareholder.  Unless  otherwise provided in the Registration  Statement of the Trust relating to the Shares,  as such Registration Statement may be amended from time to time:

          (a) The  Trust  shall  purchase  such  Shares  as are  offered  by any
     Shareholder for redemption upon the presentation of a proper  instrument of transfer  together  with a  request  directed  to  the  Trust  or a  Person designated  by the Trust  that the Trust  purchase  such  Shares  and/or in accordance  with  such  other  procedures  for  redemption  as the Board of
     Trustees may from time to time authorize.  If certificates have been issued to a Shareholder,  any request for redemption by such  Shareholder  must be accompanied by surrender of any outstanding certificate or certificates for such  Shares  in  form  for  transfer,  together  with  such  proof  of the authenticity of signatures as may reasonably be required on such Shares and accompanied by proper stock transfer stamps, if applicable.

          (b) The Trust shall pay for such  Shares the net asset  value  thereof
     (excluding  any  applicable   redemption  fee),  in  accordance  with  this
     Declaration of Trust,  the By-Laws,  the 1940 Act and other applicable law.
     Payments for Shares so redeemed by the Trust shall be made in cash,  except payment for such Shares  may,  at the option of the Board of  Trustees,  or such officer(s) as the Board of Trustees may duly authorize in its complete discretion,  be made in kind or partially in cash and partially in kind. In case of any  payment  in kind,  the Board of  Trustees,  or its  authorized officers,  shall have absolute discretion as to what security or securities of the Trust or the applicable  Series shall be distributed in kind and the amount of the same;  and the  securities  shall be valued for  purposes  of distribution  at the value at which they were  appraised in  computing  the then current net asset value of the Shares;  provided that any  Shareholder who cannot legally  acquire  securities so distributed in kind by reason of the  prohibitions  of  the  1940  Act  or the  provisions  of the  Employee
     Retirement Income Security Act of 1974, as amended, or any other applicable law,  shall receive cash.  Shareholders  shall bear the expenses of in-kind
     transactions,   including,  but  not  limited  to,  transfer  agency  fees, custodian fees and costs of disposition of such securities.

          (c) Payment by the Trust for such  redemption  of Shares shall be made by the Trust to the  Shareholder  within seven days after the date on which the  redemption  request  is  received  in proper  form  and/or  such other procedures authorized by the Board of Trustees are complied with; provided, however,  that if payment shall be made other than exclusively in cash, any securities  to be delivered  as part of such payment  shall be delivered as promptly as any necessary  transfers of such securities on the books of the several  corporations whose securities are to be delivered  practicably can be made, which may not necessarily  occur within such seven-day  period. In no case shall the Trust be liable for any delay of any corporation or other
     Person in transferring  securities  selected for delivery as all or part of any payment in kind.

          (d) The  obligations  of the  Trust  set  forth in this  Section 2 are subject  to  the  provision  that  such  obligations  may be  suspended  or postponed  by the Board of Trustees  (1) during any time the New York Stock
     Exchange  (the  "Exchange")  is closed for other than weekends or holidays;
     (2) if  permitted  by the  rules of the  Commission,  during  periods  when trading on the Exchange is restricted; or (3) during any National Financial
     Emergency.  The Board of Trustees, in its discretion,  may declare that the suspension relating to a National Financial  Emergency shall terminate,  as the case may be, on the first business day on which the Exchange shall have reopened or the period  specified above shall have expired (as to which, in the absence of an official ruling by the Commission,  the  determination of the Board of Trustees shall be conclusive).

          (e) The right of any  Shareholder  of the Trust or any Series or Class
     thereof to receive dividends or other  distributions on Shares redeemed and all  other  rights  of such  Shareholder  with  respect  to the  Shares  so redeemed,  except the right of such Shareholder to receive payment for such
     Shares,  shall cease at the time the  purchase  price of such Shares  shall have been fixed, as provided above.

     Section 3.  Redemptions  at the  Option of the Trust.  At the option of the
Board of  Trustees,  the Trust may,  from time to time,  without the vote of the
Shareholders,  but  subject  to the 1940 Act,  redeem  Shares or  authorize  the closing  of any  Shareholder  account,  subject  to  such  conditions  as may be established, from time to time, by the Board of Trustees.

     Section 4. Transfer of Shares.  Shares shall be  transferable in accordance with the provisions of the By-Laws.

                                  ARTICLE VII.

                             LIMITATION OF LIABILITY
                          AND INDEMNIFICATION OF AGENT

     Section 1. Limitation of Liability.

          (a) For the purpose of this Article,

          (i)  "Agent"  means  any  Person  who  is or was a  Trustee,  officer, employee  or other agent of the Trust or is or was serving at the request of the Trust as a trustee, director, officer, employee or
               other  agent  of  another   foreign  or   domestic   corporation,
               partnership, joint venture, trust or other enterprise;

          (ii) "Disinterested  Trustee"  is one  (x)  who is not an  "Interested
               Person"  of the Trust  (as  defined  in the 1940  Act,  including anyone who has been exempted from being an "Interested Person" by any rule, regulation or order of the Commission), and (y) against whom none of such actions,  suits or other Proceedings or another action,  suit or other  Proceeding on the same or similar grounds is then or had been pending;

          (iii)"Expenses"  include  without  limitation  attorneys' fees and any expenses of  establishing a right to  indemnification  under this
               Article; and

          (iv) "Proceeding" means any threatened, pending or completed action or
               proceeding,   whether   civil,   criminal,    administrative   or
               investigative.

          (b) An Agent,  when acting in the Agent's  capacity as such,  shall be liable to the Trust and to any  Shareholder  solely  for such  Agent's  own willful  misfeasance,  bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Agent (such conduct  referred to herein as "Disqualifying  Conduct"),  and for nothing else; and, subject to the  foregoing,  a Trustee  shall not be liable for errors of  judgment  or mistakes  of fact or law.  Subject  to the  foregoing,  and to the  fullest extent that  limitations  on the  liability of Agents are  permitted by the
     DSTA or other  applicable  law, an Agent shall not be responsible or liable in any event for any act,  omission,  neglect  or  wrongdoing  of any other
     Agent,  and/or of any officer,  employee,  consultant,  Investment Adviser,
     Principal Underwriter,  administrator, fund accountant or accounting agent, custodian,  transfer agent,  dividend  disbursing agent and/or  shareholder servicing agent of the Trust.

          (c) No Agent,  when acting in the Agent's  capacity as such,  shall be personally  liable to any Person,  other than the Trust or a Shareholder to the extent  provided  in  subsections  (b) of this  Section 1, for any act, omission or obligation of the Trust or any Trustee thereof.

          (d) Each  Trustee,  officer and  employee of the Trust  shall,  in the performance  of his or her duties,  be fully and  completely  justified and protected  with  regard to any act or any  failure  to act  resulting  from reliance  in good faith  upon the books of account or other  records of the
     Trust, upon an opinion of counsel, or upon reports made to the Trust by any of its officers or employees or by the  Investment  Adviser,  the Principal
     Underwriter, any other Agent, selected dealers, accountants,  appraisers or other experts or consultants selected with reasonable care by the Trustees, officers or employees of the Trust,  regardless  of whether such counsel or expert may also be a Trustee.  The  officers  and  Trustees  may obtain the advice  of  counsel  or other  experts  with  respect  to the  meaning  and operation of this  Declaration  of Trust,  the By-Laws,  applicable law and their respective duties as officers or Trustees. No such officer or Trustee shall be liable for any act or omission  in  accordance  with such  advice, records and/or reports and no inference  concerning  liability  shall arise from a failure to follow such advice, records and/or reports.

          (e) The officers  and Trustees  shall not be required to give any bond hereunder, nor any surety if a bond is required by applicable law.

          (f) The limitation on liability  contained in this Article  applies to events  occurring  at the time a Person  serves as an Agent  whether or not such Person is an Agent at the time of any Proceeding in which liability is asserted.

          (g) No amendment or repeal of this Article shall adversely  affect any right or protection  of an Agent that exists at the time of such  amendment or repeal.

          Section 2. Indemnification.

          (a) Indemnification by Trust. The Trust shall indemnify,  out of Trust
     Property, to the fullest extent permitted under applicable law, any Trustee or officer of the Trust who was or is a party or is threatened to be made a party to any  Proceeding by reason of the fact that such Person is or was a
     Trustee  or  officer  of the Trust,  against  Expenses,  judgments,  fines,
     settlements  and  other  amounts   actually  and  reasonably   incurred  in
     connection  with such  Proceeding  if such Person acted in good faith or in the case of a criminal  proceeding,  had no reasonable cause to believe the conduct of such Person was unlawful.  The  termination of any Proceeding by judgment, order or settlement shall not of itself create a presumption that such  Person did not act in good faith or that such  Person had  reasonable cause to believe that such Person's conduct was unlawful.

          (b) Exclusion of Indemnification. Notwithstanding any provision to the contrary contained herein,  there shall be no right to indemnification  for any liability arising by reason of the Disqualifying Conduct of the Trustee or officer of the Trust, and in accordance  therewith,  no  indemnification shall be provided hereunder to a Trustee or officer of the Trust:

          (i)  against any liability to the Trust or the  Shareholders by reason of a final  adjudication  by the court or other body before which the Proceeding was brought that the Trustee or officer engaged in
               Disqualifying Conduct;

          (ii) with  respect  to any  matter as to which the  Trustee or officer shall  have been  finally  adjudicated  not to have acted in good faith or in the reasonable  belief that the action of the Trustee or officer was in, or not  opposed  to, the best  interest of the
               Trust; or

          (iii)in the event of a settlement or other  disposition  not involving a final  adjudication as provided in paragraphs (b)(i) or (b)(ii)
               above  resulting  in a payment  by a Trustee or  officer,  unless there has been a  determination  that such Trustee or officer did not engage in Disqualifying Conduct

               (A)  by the court or other body approving the settlement or other disposition or by a reasonable  determination,  based upon a review of  readily  available  facts (as  opposed  to a full trial-type  inquiry)  that the  Trustee or  officer  did not engage in such conduct;

               (B)  by vote of a majority of the  Disinterested  Trustees acting on the matter (provided that a majority of the Disinterested
                    Trustees then in office act on the matter); or

               (C)  by written opinion of independent legal counsel.

          (c) Required Approval. Any indemnification under this Article shall be made by the Trust if  authorized  in the specific  case on a  determination
     that   indemnification   of  the  Trustee  or  officer  is  proper  in  the
     circumstances by a majority vote of Disinterested  Trustees then in office, even  though  such  number  of  Trustees  shall be less  than a  quorum;  a
     committee  of  such   Trustees   designated   by  majority   vote  of  such
     Disinterested  Trustees  then in office even though such number of Trustees shall be less than a quorum;  or by independent  legal counsel in a written opinion.

          (d)  Indemnification  by Trust of Agents.  Agents and employees of the
     Trust who are not  Trustees  or  officers  of the Trust may be  indemnified under the same standards and procedures  described above, at the discretion of the Trustees.

          (e)  Advancement  of  Expenses.  Expenses  incurred  by  an  Agent  in defending  any  Proceeding  may be advanced  by the Trust  before the final disposition  of the Proceeding on receipt of an undertaking by or on behalf of the Agent to repay the amount of the  advance if it shall be  determined ultimately  that the Agent is not entitled to be  indemnified as authorized in this Article; provided that either:

          (i)  such  undertaking  is  secured  by a  surety  bond or some  other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

          (ii) a majority  of the  Disinterested  Trustees  acting on the matter
               (provided that a majority of the  Disinterested  Trustees then in office act on the matter) or an  independent  legal  counsel in a written opinion, shall determine,  based upon a review of readily available facts (as opposed to a full trial-type  inquiry),  that there is reason to believe that the recipient  ultimately will be found entitled to indemnification.

          (f) Other Contractual Rights.  Nothing contained in this Article shall affect any right to  indemnification  to which  Persons  may be entitled by contract,  to the extent not inconsistent with applicable law, or otherwise under law. Nothing  contained in this Article shall affect the power of the
     Trust to purchase  and maintain  liability  insurance on behalf of any such
     Person.  As used in this  Article,  Trustee or officer  shall  include such
     Person's heirs, executors and administrators.

          (i)  Notwithstanding  any provision to the contrary  contained herein, the terms and conditions of any contract entered into between the
               Trust and any independent  contractor that is or may be deemed an
               Agent, as a consequence of providing  services or products to the
               Trust pursuant to such contract,  shall take  precedence over the provisions of this Article and govern with respect to

               (A)  the liability of such  independent  contractor to the Trust, any Shareholder or any other Person,

               (B)  the  indemnification of, or advancement of Expenses to, such independent contractor by the Trust, and

               (C)  any  other   contractual   rights  or  obligations  of  such
                    independent contractor under such contract

                    to the  extent  that the  provisions  of, and the rights and obligations  under,  such contract are in conflict  with, or are not addressed by, the provisions of this Article.

          (ii) All Persons  extending credit to,  contracting with or having any claim  against  the Trust  shall  look only to the  assets of the
               Trust for  payment  under such  credit,  contract  or claim;  and neither the Shareholders nor the Trustees, nor any of the Trust's
               officers,  employees or Agents,  whether past, present or future, shall be personally liable therefor. Every obligation,  contract, instrument,  certificate,  Share,  other security of the Trust or undertaking,  and every other act or thing whatsoever executed in connection with the Trust shall be conclusively  presumed to have been  executed  or done by the  executors  thereof  only in their capacity  as  Trustees  of the  Trust  or in  their  capacity  as officers, employees or Agents of the Trust and not personally.

          (g) Presumption. Each Person seeking indemnification or advancement of
     Expenses  shall be afforded a rebuttable  presumption  that such Person has not engaged in disabling conduct.

     Section 3.  Insurance.  To the fullest extent  permitted by applicable law, the Board of Trustees shall have the authority to purchase, with Trust Property, insurance  for  liability  and for all Expenses  reasonably  incurred or paid or expected to be paid by an Agent in connection  with any Proceeding in which such
Agent becomes involved by virtue of such Agent's  actions,  or omissions to act, in its  capacity  or former  capacity  with the Trust,  whether or not the Trust would have the power to indemnify such Agent against such liability.

     Section 4. Derivative  Actions.  Subject to the  requirements  set forth in
Section 3816 of the DSTA, a Shareholder or  Shareholders  may bring a derivative action on behalf of the Trust only if (i) such  Shareholder or Shareholders  own not less than 25% of the Shares, and (ii) such Shareholder or Shareholders first make a pre-suit  demand upon the Board of  Trustees to bring the subject  action unless an effort to cause the Board of Trustees to bring such action is excused.
A demand on the Board of  Trustees  shall only be  excused if a majority  of the
Board of Trustees,  or a majority of any committee  established  to consider the merits of such action,  has a material personal financial interest in the action at issue.  A Trustee shall not be deemed to have a material  personal  financial interest in an action or otherwise be disqualified  from ruling on a Shareholder demand by virtue of the fact that such Trustee receives remuneration from his or her  service  on the Board of  Trustees  of the Trust or on the boards of one or more investment  companies with the same or an affiliated  Investment Adviser or
Principal Underwriter.

                                 ARTICLE VIII.

                              CERTAIN TRANSACTIONS

     Section 1. Dissolution of Trust or Series.  The Trust and each Series shall have perpetual  existence,  except that the Trust (or a particular Series) shall be dissolved:

          (a) With respect to the Trust, (i) upon the vote of the holders of not less than a majority of the Shares of the Trust  entitled to vote,  or (ii)
     at the  discretion  of the Board of Trustees,  either (A) at any time there are no Shares  outstanding  of the Trust,  or (B) upon at least thirty (30)
     days' prior written notice to the Shareholders of the Trust; or

          (b) With  respect  to a  particular  Series,  (i) upon the vote of the holders of not less than a majority of the Shares of such  Series  entitled to vote, or (ii) at the discretion of the Board of Trustees,  either (A) at any time there are no Shares  outstanding  of such  Series,  or (B) upon at least thirty (30) days' prior written  notice to the  Shareholders  of such
     Series; or

          (c) With  respect  to the Trust  (or a  particular  Series),  upon the occurrence  of a dissolution  or  termination  event  pursuant to any other provision of this Declaration of Trust  (including  Article VIII Section 2)
     or the DSTA; or

          (d) With  respect  to any  Series,  upon any  event  that  causes  the dissolution of the Trust.

     Upon dissolution of the Trust (or a particular Series, as the case may be), the Board of Trustees shall (in accordance with Section 3808 of the DSTA) pay or make reasonable  provision to pay all claims and obligations of the Trust and/or each  Series  (or the  particular  Series,  as the case may be),  including  all contingent,  conditional or unmatured claims and obligations known to the Trust, and all claims and  obligations  that are known to the Trust,  but for which the identity of the claimant is unknown.  If there are  sufficient  assets held with respect to the Trust and/or each Series of the Trust (or the particular  Series, as the case may be), such claims and  obligations  shall be paid in full and any such  provisions  for payment shall be made in full.  If there are  insufficient assets  held with  respect to the Trust  and/or each Series of the Trust (or the particular  Series,  as the case may be), such claims and  obligations  shall be paid or  provided  for  according  to  their  priority  and,  among  claims  and obligations  of equal  priority,  ratably  to the  extent  of  assets  available therefor. Any remaining assets (including,  without limitation, cash, securities or any combination thereof) held with respect to the Trust and/or each Series of the Trust (or the particular Series, as the case may be) shall be distributed to the Shareholders of the Trust and/or each Series of the Trust (or the particular
Series,  as the case may be)  ratably  according  to the number of Shares of the
Trust and/or such Series thereof (or the particular  Series, as the case may be)
held of record by the  several  Shareholders,  on the date for such  dissolution distribution; provided, however, that if the Shares of a Series are divided into
Classes thereof,  any remaining assets  (including,  without  limitation,  cash, securities or any combination thereof) held with respect to such Series shall be distributed  to each  Class of such  Series  according  to the net  asset  value computed for such Class and within such particular  Class,  shall be distributed ratably to the  Shareholders  of such Class according to the number of Shares of such  Class  held of record  by the  several  Shareholders  on the date for such dissolution  distribution.  Upon the winding up of the Trust in accordance  with
Section 3808 of the DSTA and its termination, any one (1) Trustee shall execute, and cause to be filed,  a certificate  of  cancellation,  with the office of the
Secretary of State of the State of Delaware in accordance with the provisions of
Sections 3810, 3811 and 3812 of the DSTA.

     Section 2. Merger or Consolidation; Conversion; Reorganization; Transfer or
Continuance.

          (a) Merger or  Consolidation.  Pursuant to an  agreement  of merger or consolidation,  the  Board  of  Trustees,  by  vote  of a  majority  of the
     Trustees,  may cause the Trust to merge or consolidate  with or into one or more statutory  trusts or "other business  entities" (as defined in Section
     3801 of the DSTA)  formed or  organized  or existing  under the laws of the
     State of Delaware  or any other  state of the United  States or any foreign country or other  foreign  jurisdiction.  Any such merger or  consolidation shall not require the vote of the Shareholders unless such vote is required by the 1940  Act;  provided,  however,  that the  Board of  Trustees  shall provide at least thirty (30) days' prior written notice to the Shareholders of such merger or  consolidation.  By reference  to Section  3815(f) of the
     DSTA, any agreement of merger or consolidation  approved in accordance with this Section 2(a) may, without a Shareholder  vote,  unless required by the
     1940  Act,  or any  other  provision  of this  Declaration  of Trust or the
     By-Laws,  effect any amendment to this  Declaration of Trust or the By-Laws or effect the adoption of a new  governing  instrument  if the Trust is the surviving  or  resulting  statutory  trust in the merger or  consolidation, which  amendment  or new  governing  instrument  shall be  effective at the effective time or date of the merger or consolidation.  In all respects not governed by the DSTA, the 1940 Act, or other  applicable  law, the Board of
     Trustees shall have the power to prescribe additional  procedures necessary or appropriate to accomplish a merger or consolidation, including the power to create one or more separate statutory trusts to which all or any part of the assets, liabilities,  profits or losses of the Trust may be transferred and to provide for the  conversion of Shares into  beneficial  interests in such separate  statutory trust or trusts.  Upon completion of the merger or consolidation,  if the Trust is the surviving or resulting statutory trust, any one (1) Trustee shall execute,  and cause to be filed, a certificate of merger or  consolidation in accordance with Sections 3811, 3812 and 3815 of the DSTA.

          (b)  Conversion.  The Board of Trustees,  by vote of a majority of the
     Trustees,  may cause (i) the Trust to convert to an "other business entity"
     (as defined in Section 3801 of the DSTA) as  permitted  pursuant to Section
     3821 of the  DSTA;  (ii)  the  Shares  of the  Trust  or any  Series  to be
     converted into beneficial  interests in another  statutory trust (or series thereof)  created pursuant to this Section 2 of this Article VIII; or (iii)
     the  Shares to be  exchanged  under or  pursuant  to any  state or  federal statute to the extent  permitted  by law.  Any such  statutory  conversion,
     Share  conversion  or Share  exchange  shall  not  require  the vote of the
     Shareholders  unless  such  vote is  required  by the 1940  Act;  provided, however,  that the Board of  Trustees  shall  provide at least  thirty (30)
     days'  prior  written  notice  to  the  Shareholders  of the  Trust  of any conversion of Shares of the Trust pursuant to Subsections (b)(i) or (b)(ii)
     of this Section 2 or exchange of Shares of the Trust pursuant to Subsection
     (b)(iii) of this  Section 2, and at least  thirty (30) days' prior  written notice to the  Shareholders  of a particular  Series of any  conversion  of
     Shares of such Series  pursuant to Subsection  (b)(ii) of this Section 2 or exchange of Shares of such Series  pursuant to Subsection  (b)(iii) of this
     Section 2. Upon receipt of the  approval  necessary to convert the Trust to an "other business entity" pursuant to Subsection (b)(i) above, any one (1)
     Trustee shall  execute,  and cause to be filed, a certificate of conversion with the  office  of the  Secretary  of State of the State of  Delaware  in
     accordance  with Sections 3811,  3812 and 3821 of the DSTA. In all respects not governed by the DSTA, the 1940 Act, or other  applicable law, the Board of  Trustees  shall  have the  power  to  prescribe  additional  procedures necessary  or  appropriate  to  accomplish  a statutory  conversion,  Share conversion  or Share  exchange,  including  the power to create one or more separate  statutory  trusts  to  which  all or  any  part  of  the  assets, liabilities,  profits  or losses of the  Trust  may be  transferred  and to provide  for the  conversion  of Shares of the Trust or any Series  thereof into  beneficial  interests in such separate  statutory trust or trusts (or series thereof).

          (c)  Reorganization.  The Board of Trustees,  by vote of a majority of the  Trustees,  may cause the Trust to sell,  convey  and  transfer  all or substantially  all of the assets of the Trust  ("sale of Trust  assets") or all or  substantially  all of the  assets  associated  with any one or more
     Series ("sale of such Series' assets"), to another trust,  statutory trust, partnership, limited partnership, limited liability company, corporation or other association  organized under the laws of any state, or to one or more separate  series thereof,  or to the Trust to be held as assets  associated with one or more other Series of the Trust, in exchange for cash, shares or other securities (including,  without limitation, in the case of a transfer to another  Series of the Trust,  Shares of such  other  Series)  with such sale, conveyance and transfer either (a) being made subject to, or with the assumption by the transferee of, the liabilities  associated with the Trust or the  liabilities  associated  with the Series the assets of which are so transferred,  as applicable,  or (b) not being made subject to, or not with the assumption of, such liabilities. Any such sale, conveyance and transfer shall  not  require  the  vote of the  Shareholders,  unless  such  vote is required  by the 1940 Act;  provided,  however,  that the Board of Trustees shall  provide at least  thirty  (30)  days'  prior  written  notice to the
     Shareholders  of the Trust of any such sale of Trust  assets,  and at least thirty (30) days' prior written notice to the  Shareholders of a particular
     Series of any sale of such  Series'  assets.  Following  such sale of Trust assets,  the Board of Trustees shall distribute such cash,  shares or other securities  ratably among the  Shareholders of the Trust (giving due effect to the assets and  liabilities  associated  with and any other  differences among the  various  Series  the assets  associated  with which have been so sold, conveyed and transferred, and due effect to the differences among the various classes within each such Series).  Following a sale of such Series'
     assets,  the Board of Trustees shall distribute such cash,  shares or other securities ratably among the Shareholders of such Series (giving due effect to the differences  among the various classes within each such Series).  If all of the assets of the Trust have been so sold, conveyed and transferred, the Trust  shall be  dissolved,  and if all of the assets of a Series  have been so sold, conveyed and transferred,  such Series shall be dissolved. In all  respects not  governed by the DSTA,  the 1940 Act or other  applicable law,  the Board of Trustees  shall have the power to  prescribe  additional procedures necessary or appropriate to accomplish such sale, conveyance and transfer,  including  the power to create  one or more  separate  statutory trusts  to which all or any part of the  assets,  liabilities,  profits  or losses of the Trust may be transferred and to provide for the conversion of
     Shares  into  beneficial  interests  in such  separate  statutory  trust or trusts.

          (d) Transfer or Continuance. Pursuant to Section 3823 of the DSTA, the
     Board of  Trustees,  by vote of a majority of the  Trustees,  may cause the
     Trust to transfer to or  domesticate  in any  jurisdiction,  other than any state,  and in  connection  therewith,  may elect to  continue  the Trust's existence as a statutory trust in the State of Delaware. Any such transfer, domestication or continuance shall not require the vote of the Shareholders unless such vote is required by the 1940 Act; provided,  however,  that the
     Board of Trustees  shall  provide at least thirty (30) days' prior  written notice to the Shareholders of the Trust of any such transfer, domestication or continuance.  Upon receipt of the approval  necessary for such transfer, domestication or continuance,  any one (1) Trustee shall execute, and cause to be filed,  a  certificate  of  transfer,  if the Trust's  existence as a statutory  trust in the State of Delaware is to cease,  or a certificate of transfer and  continuance if the Trust's  existence as a statutory trust in the State of Delaware is to continue,  in accordance  with  Sections  3811,
     3812 and 3823 of the DSTA.

     Section 3. Master Feeder Structure. If permitted by the 1940 Act, the Board of Trustees,  by vote of a majority of the  Trustees,  and without a Shareholder vote,  may  cause the Trust or any one or more  Series  to  convert  to a master feeder  structure  (a structure in which a feeder fund invests all of its assets in a master fund,  rather than making  investments  in securities  directly) and thereby cause existing  Series of the Trust to either become feeders to a master fund, or to become master funds to which other funds are feeders.

     Section 4. Absence of Appraisal or Dissenters' Rights. No Shareholder shall be  entitled,  as a matter of right,  to relief as a dissenting  Shareholder  in respect of any  proposal  or action  involving  the Trust or any Series or Class thereof.

                                  ARTICLE IX.

                                   AMENDMENTS

     Section 1. Amendments Generally.  This Declaration of Trust may be restated
and/or amended at any time by an instrument in writing signed by not less than a majority  of  the  Board  of  Trustees  and,  to the  extent  required  by  this
Declaration  of Trust or the 1940 Act,  by  approval  of such  amendment  by the
Shareholders in accordance  with Article III,  Section 6(d) hereof and Article V hereof.  Any  such  restatement  and/or  amendment  hereto  shall  be  effective immediately upon execution and approval or upon such future date and time as may be stated therein.  The Certificate of Trust shall be restated and/or amended at any time by the Board of Trustees,  without  Shareholder  approval,  to make any change  therein to conform  the  Certificate  of Trust to any  amendment  in the
Declaration  of Trust or By-Laws or to correct any  inaccuracy  contained in the
Certificate of Trust. Any such  restatement  and/or amendment of the Certificate of Trust shall be  executed  by at least one (1) Trustee and shall be  effective immediately  upon its filing  with the office of the  Secretary  of State of the
State of Delaware or upon such future date as may be stated therein.

                                   ARTICLE X.

                                  MISCELLANEOUS

     Section 1. References; Headings; Counterparts. In this Declaration of Trust and in any  restatement  hereof  and/or  amendment  hereto,  references  to this instrument,  and all  expressions  of similar  effect to "herein,"  "hereof' and
"hereunder,"  shall  be  deemed  to  refer  to this  Declaration  of Trust as so restated and/or amended,  rather than the article or section in which such words appear.  Headings are placed herein for  convenience of reference only and shall not be taken as a part hereof or control or affect the meaning,  construction or effect of this instrument. Whenever the singular number is used herein, the same shall include the plural;  and the neuter,  masculine and feminine genders shall include each other, as applicable. Any references herein to specific sections of the DSTA,  the Code or the 1940 Act shall refer to such sections as amended from time to time or any successor sections thereof.  This instrument may be executed in any number of  counterparts,  each of which shall be deemed an original,  and such counterparts, together, shall constitute one and the same instrument, which shall be sufficiently evidenced by any such original counterpart.

     Section 2. Applicable Law. This  Declaration of Trust is executed by all of the Trustees and delivered  with reference to the DSTA and the laws of the State of Delaware,  and the rights of all parties and the validity and construction of every provision  hereof shall be subject to and construed  according to the DSTA and the laws of the  State  of  Delaware  (unless  and to the  extent  otherwise provided  for and/or  preempted  by the Code,  the 1940 Act or other  applicable federal securities laws); provided,  however, that there shall not be applicable to the Trust,  the Trustees or this  Declaration of Trust: (a) the provisions of
Section 3540 of Title 12 of the Delaware Code, or (b) any provisions of the laws
(statutory or common) of the State of Delaware (other than the DSTA)  pertaining to trusts that are inconsistent with the rights, duties, powers,  limitations or liabilities  of the  Trustees set forth or  referenced  in this  Declaration  of
Trust.  The Trust shall be a Delaware  statutory trust pursuant to the DSTA, and without limiting the provisions  hereof,  the Trust may exercise all powers that are ordinarily exercised by a statutory trust.

     Section 3. Provisions in Conflict with Law or Regulations.

          (a) The provisions of this Declaration of Trust are severable,  and if the Board of Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the Code, the DSTA, or with other applicable laws and regulations, the conflicting provision shall be deemed not to have  constituted a part of this Declaration of Trust from the time  when  such  provisions  became  inconsistent  with  such  laws or regulations;  provided,  however,  that such determination shall not affect any of the  remaining  provisions  of this  Declaration  of Trust or render
     invalid  or   improper   any  action   taken  or  omitted   prior  to  such
     determination.

          (b) If any  provision  of this  Declaration  of  Trust  shall  be held
     invalid  or   unenforceable  in  any   jurisdiction,   such  invalidity  or
     unenforceability  shall attach only to such provision in such  jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of this Declaration of Trust in any jurisdiction.

     Section 4.  Statutory  Trust Only.  It is the  intention of the Trustees to create hereby a statutory  trust pursuant to the DSTA, and thereby to create the relationship  of trustee  and  beneficial  owner  within the meaning of the DSTA between,  respectively,  the  Trustees  and  each  Shareholder.  It is  not  the intention  of the Trustees to create a general or limited  partnership,  limited liability company, joint stock association,  corporation,  bailment, or any form of legal  relationship other than a statutory trust pursuant to the DSTA, except to the  extent  such  trust  (or any  Series  and  Class  thereof)  is deemed to constitute a partnership  or an association  taxable as a corporation  under the
Code and  applicable  by-laws.  Nothing in this  Declaration  of Trust  shall be construed to make the  Shareholders,  either by themselves or with the Trustees, partners  or members of a joint  stock  association,  except to the extent  such trust (or Series and Class  thereof) is deemed to constitute a partnership or an association  taxable as a corporation  under the Code and  applicable  state tax laws.  Nothing  in this  Declaration  of Trust  shall be  construed  to make the
Shareholders,  either by themselves or with the Trustees, partners or members of a joint stock  association  except to the extent such Shareholders are deemed to be partners or shareholders under the Code and applicable state tax laws.

     Section  5. Use of  Names.  The  Board of  Trustees  expressly  agrees  and acknowledges  that  the  name  "MGI"  is the  sole  property  of  Mercer  Global
Investments,  Inc.  ("Mercer").  Mercer has granted to the Trust a non-exclusive license to use such name as part of the names of the Trust and the  Series,  now and  in  the  future.  The  Board  of  Trustees  further  expressly  agrees  and acknowledges that the non-exclusive  license granted herein may be terminated by
Mercer if the Trust ceases to use Mercer or one of its  Affiliates as Investment
Adviser or to use other Affiliates or successors of Mercer for such purposes. In such event,  the  nonexclusive  license may be revoked by Mercer,  and the Trust shall cease using the name "MGI," or any name misleadingly implying a continuing relationship  between the Trust and Mercer or any of its Affiliates,  as part of its name  unless  otherwise  consented  to by  Mercer  or any  successor  to its interests in such names.

     The Board of Trustees further understands and agrees that so long as Mercer and/or any future  advisory  Affiliate of Mercer shall  continue to serve as the
Trust's  Investment  Adviser,  other registered  open- or closed-end  investment companies  ("funds") as may be sponsored or advised by Mercer or its  Affiliates shall  have the right  permanently  to adopt and to use the name  "MGI" in their names and in the names of any series or class of shares of such funds.

     IN WITNESS WHEREOF,  the Trustees named below do hereby make and enter into this  Amended and Restated  Agreement  and  Declaration  of Trust as of the date first written above.

                                                /s/Barry McInerney
                                                Barry McInerney

                                                /s/Robert L. Ash
                                                Robert L. Ash

                                                /s/Adela M. Cepeda
                                                Adela M. Cepeda

                                                /S/Harrison M. Bains, Jr.
                                                Harrison M. Bains, Jr.

                 THE PRINCIPAL PLACE OF BUSINESS OF THE TRUST IS

                                  Investors Way
                                Norwood, MA 02062